SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2003

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Commission file number	Exact name of Registrant as specified in its charter, State of incorporation, Address and Telephone number	IRS Employer Identification No.
1-14766	Energy East Corporation (A New York Corporation) P. O. Box 12904 Albany, New York 12212-2904 (518) 434-3049 www.energyeast.com	14-1798693
1-672	Rochester Gas and Electric Corporation (A New York Corporation) 89 East Avenue Rochester, New York 14649 (585) 546-2700	16-0612110

Not Applicable
(Former name or former address, if changed since last report.)

Item 5.  Other Events

(See report on Form 10-Q for Energy East Corporation and Rochester Gas and Electric Corporation (RG&E) for the quarter ended September 30, 2003, Item 2(a) Liquidity and Capital Resources, Sale of Ginna Station.)

Sale of Ginna Station:

On November 25, 2003, RG&E a utility subsidiary of Energy East Corporation issued a news release concerning the sale of its R.E. Ginna Nuclear Generating Station. The news release is attached as Exhibit 99-1 to this document.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits
99-1	Rochester Gas and Electric Corporation's news release dated November 25, 2003.

Forward-looking Statements: This Form 8-K contains certain forward-looking statements that are based on management's current expectations and information that is currently available. Whenever used in this report, the words "estimate," "expect," "believe," "anticipate," or similar expressions are intended to identify such forward-looking statements. For a discussion of the risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Forward-looking Statements" in Energy East's and RG&E's Annual Report on Form 10-K for the year ended December 31, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 25, 2003	ENERGY EAST CORPORATION (Registrant) By /s/Robert D. Kump Robert D. Kump Vice President, Treasurer and Secretary
ROCHESTER GAS AND ELECTRIC CORPORATION (Registrant) By /s/Joseph J. Syta Joseph J. Syta Controller and Treasurer